                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2000


                             ----------------------


                               PETSEC ENERGY INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                          333-31625*            84-1157209
  (State or other jurisdiction            (Commission         (I.R.S. Employer
  of incorporation or organization)       File Number)       Identification No.)




         143 RIDGEWAY DRIVE, SUITE 113
         LAFAYETTE, LOUISIANA                                70503
        (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (337) 989-1942

*Petsec Energy Inc. is a wholly owned operating subsidiary of Petsec Energy Ltd, a listed Australian public company registered with the Commission as a result of its public offering of American Depositary Receipts ("ADRs") traded on the OTC Bulletin Board (symbol: PSJEY). Shareholders and holders of American Depositary Shares are advised to refer to the filings of Petsec Energy Ltd for the consolidated results.

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Forward Looking Statements
--------------------------

         This Form 8-K Current Report includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts included in this Form 8-K Current Report, including without limitation statements regarding the projected cash flows, planned capital expenditures, oil and gas production and reserve estimates and analyses, Petsec Energy Inc.'s (the "Company") financial position, business strategy and other plans and objectives for future operations, are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. There are numerous risks and uncertainties that can affect the outcome of certain events including many factors beyond the control of the Company including without limitation those described in the Company's latest Annual Report filed on Form 10-K with the Securities and Exchange Commission for the year ended December 31, 1999. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by such factors.


Item 2.  Other Events.
-------  ------------

         On December 4, 2000, the Company completed the sale of all of its interest (being a 50% ownership interest) in certain of its oil and gas properties to Apache Corporation ("Apache"). The sale price negotiated with Apache and received by the Company was $51.2 million. The effective date of the transaction was October 1, 2000.

         All of the Company's mineral interests together with all of its interest in related facilities and equipment were sold in the following 22 mineral leases: OCS-G 16461 covering all of Grand Isle Block 45; OCS-G 19853 covering all of Main Pass Block 90; OCS-G 19854 covering a portion of Main Pass Block 91; OCS-G 14576 covering a portion of Main Pass Block 91; OCS-G 19855 covering a portion of Main Pass Block 93; OCS-G13960 covering all of Main Pass Block 104; OCS-G 19857 covering all of Main Pass Block 105; OCS-G 16390 covering all of Ship Shoal Block 192; OCS-G 13917 covering all of Ship Shoal Block 193; OCS-G 15288 covering all of Ship Shoal Block 194; OCS-G 13896 covering all of South Marsh Island Block 7; OCS-G 2833 covering all of West Cameron Block 237; OCS-G 12802 covering all of West Cameron Block 543; OCS-G14342 covering all of West Cameron Block 544; OCS-G 17827 covering all of West Cameron Block 653; State of Louisiana Lease 13580 covering a portion of Main Pass Block 6; State of Louisiana Lease 13890 covering a portion of Main Pass Block 5; State of Louisiana Lease 13891 covering a portion of Main Pass Block 6; State of Louisiana Lease 13892 covering a portion of Main Pass Block 7; State of Louisiana Lease 3771 covering a portion of Main Pass Block 6; State of Louisiana Lease 3773 covering a portion of Main Pass Block 7; and State of Louisiana Lease 14680 covering a portion of Main Pass Block 84.

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Item 3. Bankruptcy.
------------------

         On November 21, 2000, the United States Bankruptcy Court for the Western District of Louisiana, Opelousas Division, (the "Bankruptcy Court") issued an order confirming Petsec Energy Inc.'s First Amended Plan of Reorganization (the "Plan") in In Re Petsec Energy Inc., Case No. 00BK50741 (the "Bankruptcy Case"). The Plan provides for the sale of substantially all of the Company's assets and all of the Company's proved hydrocarbon reserves in six distinct transactions. Five asset sale transactions were consummated between November 27, 2000 and December 4, 2000 with four different purchasers:
Apache, ATP Oil & Gas Corporation, Stone Energy Corporation, California Hydrocarbons Corporation. The aggregate consideration received by the Company from these sales is $56.9 million. In addition, the Company's parent, Petsec (U.S.A.) Inc. ("PUSA") will retain ownership of certain of the Company's assets.

         PUSA has agreed to purchase from the Company five exploration leases, the Company's seismic database and all of the Company's furniture, fixtures and equipment except for its oil field equipment. This acquisition will be effected through asset sale transactions for the leases and by PUSA's retention of all of the Company's outstanding common stock (being one share of common stock) by which PUSA will retain ownership of the Company's seismic database and furniture, fixtures and equipment. The consideration to be received by the Company from these transactions is $3,034,000, and the sale proceeds will be included in the funds available to pay the allowed claims of the Company's administrative claimholders and unsecured creditors in the Bankruptcy Case.
The Company expects to close the lease sales with PUSA on or before December 15, 2000 for consideration in the amount of $2,884,000, and PUSA will make a $150,000 payment on the date that the Plan becomes effective for the retention of ownership of the Company's common stock.

         The oilfield equipment is expected to be sold in an auction that will be conducted by NetWork Oil, Inc. in Houston, Texas on December 6, 2000. The sale proceeds will be used to pay the allowed administrative and unsecured claims in the Bankruptcy Case.

         On the effective date of the Plan, all of the Company's cash assets and causes of action will be transferred to a liquidating trust (the "Liquidating Trust") for the benefit of the Company's creditors. The Liquidating Trust will distribute the cash proceeds (including any proceeds obtained on account of the causes of action) to the Company's administrative and unsecured creditors, subject to a carve-out in favor of PUSA and the Company's senior management.
The carve-out will be payable out of the amounts otherwise available for distribution to the holders of the Company's 9 1/2% senior subordinated notes (the "Noteholders"). In the Disclosure Statement filed by the Company in the Bankruptcy Case and approved by the Bankruptcy Court, the Company estimated a cash distribution to unsecured creditors equal to 60% to 65% of allowed unsecured claims, subject to the carve-out from distributions to the Noteholders. While the Company believes that this estimate continues to be reasonable, there can be no assurance that, after all of the administrative and priority claims owed by the Company are paid by the Liquidating Trust, distributions made on account of allowed unsecured claims will be in this range. No equity or debt securities of the Company will be issued to the Liquidating Trust or to the Company's creditors on account of their allowed claims.
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         The trustee of the Liquidating Trust is John J. Caliolo, 2068 Lansing
Place, Muttontown, NY 11791. He was appointed upon the recommendation of the Official Committee of Unsecured Creditors (the "Creditors' Committee") in the Bankruptcy Case. The Liquidating Trust will be administered by the Plan Administration Committee, which is comprised of Fidelity Management & Research Co., Evergreen Investment Management Company and Sun America Investments, Inc.

         The only condition remaining to be satisfied prior to the Plan becoming effective is that "final settlement" with each of the five purchasers of the Company's assets must occur. The Company expects that this will take place within the next 60 days, although there can be no assurance that this will occur within this time period. The Company, with the consent of the Creditor's Committee, can waive this condition, in which the Plan can become effective immediately. The initial distribution to the Company's creditors can be made by the Liquidating Trust on the forty-fifth day following the date on which the Plan becomes effective, with subsequent distributions thereafter on December 31, March 31, June 30 and September 30 of each year.

         The Company's unaudited balance sheet, as of October 31, 2000, is as follows:
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                              Petsec Energy Inc.
                 (Debtor-in-Possession as of April 13, 2000)
                a wholly-owned subsidiary of Petsec Energy Ltd
                           Unaudited Balance Sheet
                 (Dollars in thousands, except share amounts)

                                                                October 31,
                                                                   2000
                                                                -----------
                                     ASSETS

Current Assets
   Cash                                                         $    20,204
   Accounts receivable                                                6,538
   Other receivables                                                     37
   Inventories of crude oil                                              45
   Prepaid expenses                                                   1,898
                                                                -----------
                                Total Current Assets                 28,723
                                                                -----------
Property, plant and equipment - at cost under the successful efforts method of accounting for oil and gas properties
   Proved oil and gas properties                                    163,065
   Unproved oil and gas properties                                    6,499
   Production facilities                                             45,934
   Other                                                                 30
                                                                -----------
                                                                    215,527
                                                                -----------
   Less accumulated depletion, depreciation and amortization       (154,037)
                                                                -----------
   Net property, plant and equipment                                 61,490
                                                                -----------
Other Assets                                                          3,697
                                                                -----------
                                Total Assets                    $    93,909
                                                                ===========
                                  LIABILITIES

Post-Petition Liabilities
   Taxes payable                                                          9
   Trade accounts payable                                             2,457
   Other accounts payable                                             3,836
   Secured debt                                                           3
   Accrued royalties and joint venture expenditures                   2,759
   Provision for Rehabilitation                                       3,257
                                                                -----------
                    Total Post Petition Liabilities                  12,321

Senior Subordinated notes
Bank credit facility
Pre-Petition Liabilities
   Secured debt                                                         110
   Priority claims                                                       48
   Non-Priority claims                                                1,985
   Unsecured debt                                                   146,503
   Trade accounts payable                                               401
                                                                -----------
                    Total Pre- Petition Liabilities                 149,047
                                                                -----------
                                  Total Liabilities                 161,367
                                                                -----------
Shareholder's Deficit:
  Common stock, $1 par value; authorized 1,000,000 shares;
       issued and outstanding 1 share
  Additional paid-in-capital                                         21,931
  Accumulated deficit:  Filing date                                 (95,920)
  Retained earnings (accumulated deficit):  Post filing date          6,531
                                                                -----------
                        Total Shareholder's Deficit                 (67,458)
                                                                -----------
Total Liabilities and Shareholder's Deficit                     $    93,909
                                                                ===========

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         The Company's Plan is attached hereto as Exhibit 2.2. The Bankruptcy
Court's order confirming the Plan is attached hereto as Exhibit 2.3.


Item 7.  Financial Statements and Exhibits.
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(b)      Exhibits.

         2.2 First Amended Plan of Reorganization for Petsec Energy Inc. dated October 13, 2000.

         2.3 Order Confirming First Amended Plan of Reorganization for Petsec Energy Inc., as Modified, entered by the Honorable Gerald H. Schiff, United States Bankruptcy Judge for the United States Bankruptcy Court for the Western District of Louisiana, Opelousas Division, dated November 21, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PETSEC ENERGY INC.



Date: December 5, 2000            By: /s/ ROSS A. KEOGH
                                     --------------------------------
                                  Name: Ross A. Keogh
                                  Title: Vice-President--Chief Financial Officer

                                 EXHIBIT INDEX


     EXHIBIT
     NUMBER                          DESCRIPTION
     -------                         -----------
      2.2 First Amended Plan of Reorganization for Petsec Energy Inc. dated October 13, 2000.

      2.3 Order Confirming First Amended Plan of Reorganization for Petsec Energy Inc., as Modified, entered by the Honorable Gerald H. Schiff, United States Bankruptcy Judge for the United States Bankruptcy Court for the Western District of Louisiana, Opelousas Division, dated November 21, 2000.